NORAM GAMING & ENTERAINMENT, INC. - 10QSB-QUARTERLY REPORT  Date Filed: 11/12/02
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                                  EXHIBIT 99.1


                                   CERTIFICATE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Noram Gaming & Entertainment, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I George Zilba, the Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, that:

                (1) The Form 10-QSB  fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

                (2)  The  information   contained  in  the  Form  10-QSB  fairly
presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 12, 2002.
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               /s/  George Zilba
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Signature

Chief Executive Officer & Chief Financial Officer


The foregoing certification is furnished solely pursuant to 18 U.S.C. ss.1350, and is not being filed as part of the accompanying Report or as a separate disclosure document.






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